LBVIP Variable Annuity Account I

Supplement to Statement of Additional Information
Dated April 30, 2002

     Effective May 21, 2002, Aid Association for Lutherans, the parent company of LBVIP, changed its name to Thrivent Financial for Lutherans.

     In addition, on July 1, 2002, the registered representatives who offer the above-referenced Contracts became associated with Thrivent Investment Management Inc., a wholly-owned subsidiary of Thrivent Financial for Lutherans, and Thrivent Investment Management Inc. became the underwriter and distributor of the Contracts.

The date of this Supplement is July 1, 2002.

Please include this supplement with your Statement of Additional Information